Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 50% Portfolio
March 31, 2023
VF50-NPRT1-0523
1.847119.116
Equity Funds - 57.2%
	Shares	Value ($)
Fidelity Canada Fund (a)	477,358	29,090,212
Fidelity Commodity Strategy Fund (a)	169,719	16,513,650
Fidelity Contrafund (a)	986,624	13,112,230
Fidelity Emerging Markets Discovery Fund (a)	2,953,863	43,185,484
Fidelity Emerging Markets Fund (a)	7,166,700	244,026,125
Fidelity Equity-Income Fund (a)	699,498	44,823,834
Fidelity Global Commodity Stock Fund (a)	2,567,600	46,781,665
Fidelity Gold Portfolio (a)	2,238,356	56,048,431
Fidelity Hedged Equity Fund (a)	1,251,451	12,401,877
Fidelity Infrastructure Fund (a)	369,307	4,442,762
Fidelity International Capital Appreciation Fund (a)	2,410,328	57,221,188
Fidelity International Discovery Fund (a)	1,626,043	69,318,224
Fidelity International Enhanced Index Fund (a)	7,520,161	76,705,638
Fidelity International Small Cap Fund (a)	1,051,389	30,490,270
Fidelity International Small Cap Opportunities Fund (a)	2,020,096	38,583,843
Fidelity International Value Fund (a)	5,203,493	46,207,022
Fidelity Japan Smaller Companies Fund (a)	2,804,268	39,876,687
Fidelity Large Cap Value Enhanced Index Fund (a)	1,645,173	23,657,585
Fidelity Low-Priced Stock Fund (a)	1,396,360	65,223,991
Fidelity Overseas Fund (a)	5,093,040	283,682,341
Fidelity Real Estate Investment Portfolio (a)	778,034	29,946,544
Fidelity U.S. Low Volatility Equity Fund (a)	5,443,129	55,574,346
Fidelity Value Discovery Fund (a)	779,428	26,726,590
VIP Stock Selector All Cap Portfolio Investor Class (a)	140,389,252	1,235,425,419
TOTAL EQUITY FUNDS (Cost $2,578,897,326)		2,589,065,958

Fixed-Income Funds - 42.3%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	11,363,348	103,179,196
Fidelity High Income Fund (a)	4,676,920	34,562,441
Fidelity Inflation-Protected Bond Index Fund (a)	9,946,741	92,803,094
Fidelity Long-Term Treasury Bond Index Fund (a)	3,197,934	34,377,789
Fidelity New Markets Income Fund (a)	887,387	10,240,451
Fidelity Total Bond Fund (a)	85,793,770	818,472,567
VIP Investment Grade Bond II Portfolio - Investor Class (a)	85,727,227	822,124,109
TOTAL FIXED-INCOME FUNDS (Cost $1,969,003,361)		1,915,759,647

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 4.86% (b) (Cost $11,016,568)	11,014,365	11,016,568

U.S. Treasury Obligations - 0.4%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.41% to 4.93% 4/6/23 to 6/8/23 (d) (Cost $18,314,466)	18,410,000	18,317,003

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $4,577,231,721)	4,534,159,176
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(4,013,855)
NET ASSETS - 100.0%	4,530,145,321

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	480	Jun 2023	50,316,000	2,119,722	2,119,722
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	411	Jun 2023	20,457,525	733,875	733,875

TOTAL EQUITY INDEX CONTRACTS					2,853,597

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	317	Jun 2023	34,713,977	734,902	734,902

TOTAL PURCHASED					3,588,499

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1,360	Jun 2023	281,367,000	(16,502,212)	(16,502,212)

TOTAL FUTURES CONTRACTS					(12,913,713)
The notional amount of futures purchased as a percentage of Net Assets is 2.4%
The notional amount of futures sold as a percentage of Net Assets is 6.2%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $18,317,003.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.86%	21,835,280	76,701,186	87,519,898	184,673	-	-	11,016,568	0.0%
Total	21,835,280	76,701,186	87,519,898	184,673	-	-	11,016,568

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	26,268,920	3,280,149	1,682,300	-	(60,087)	1,283,530	29,090,212
Fidelity Commodity Strategy Fund	24,871,022	-	7,189,683	-	(1,968,916)	801,227	16,513,650
Fidelity Contrafund	13,608,890	219,460	1,985,783	196,511	24,686	1,244,977	13,112,230
Fidelity Emerging Markets Discovery Fund	42,141,029	32,924	1,174,546	-	(63,299)	2,249,376	43,185,484
Fidelity Emerging Markets Fund	205,358,125	31,363,434	10,376,598	-	(216,018)	17,897,182	244,026,125
Fidelity Equity-Income Fund	50,452,266	74,152	5,990,677	15,529	609,904	(321,811)	44,823,834
Fidelity Floating Rate High Income Fund	130,813,894	2,344,933	31,700,538	2,232,129	(1,023,875)	2,744,782	103,179,196
Fidelity Global Commodity Stock Fund	75,011,683	74,593	26,122,277	-	10,948,981	(13,131,315)	46,781,665
Fidelity Gold Portfolio	-	57,555,139	1,571,280	-	(121,592)	186,164	56,048,431
Fidelity Hedged Equity Fund	11,893,817	7,503	-	7,504	-	500,557	12,401,877
Fidelity High Income Fund	35,001,084	490,150	1,460,849	452,974	(41,608)	573,664	34,562,441
Fidelity Inflation-Protected Bond Index Fund	88,299,178	5,317,553	3,874,544	723	(140,617)	3,201,524	92,803,094
Fidelity Infrastructure Fund	-	4,560,531	121,493	-	(2,195)	5,919	4,442,762
Fidelity International Capital Appreciation Fund	47,135,419	6,167,333	2,678,087	-	30,706	6,565,817	57,221,188
Fidelity International Discovery Fund	60,575,710	7,616,642	3,509,819	-	(92,736)	4,728,427	69,318,224
Fidelity International Enhanced Index Fund	65,483,051	8,363,228	3,113,976	-	(662)	5,973,997	76,705,638
Fidelity International Small Cap Fund	26,266,552	3,367,042	1,382,332	-	30,264	2,208,744	30,490,270
Fidelity International Small Cap Opportunities Fund	35,812,076	47,019	-	-	-	2,724,748	38,583,843
Fidelity International Value Fund	40,625,387	5,175,570	1,822,432	-	(8)	2,228,505	46,207,022
Fidelity Investments Money Market Government Portfolio Institutional Class 4.76%	56,933,955	390,646	57,324,601	423,217	-	-	-
Fidelity Japan Smaller Companies Fund	37,773,487	-	-	-	-	2,103,200	39,876,687
Fidelity Large Cap Value Enhanced Index Fund	26,582,548	28,365	3,077,615	-	280,196	(155,909)	23,657,585
Fidelity Long-Term Treasury Bond Index Fund	21,746,072	12,444,924	1,218,680	216,242	(205,248)	1,610,721	34,377,789
Fidelity Low-Priced Stock Fund	72,404,093	70,527	8,197,687	-	411,147	535,911	65,223,991
Fidelity New Markets Income Fund	10,554,427	141,546	486,950	129,154	(110,068)	141,496	10,240,451
Fidelity Overseas Fund	240,984,879	31,071,779	13,230,907	-	179,716	24,676,874	283,682,341
Fidelity Real Estate Investment Portfolio	30,398,075	37,172	1,460,841	-	(15,291)	987,429	29,946,544
Fidelity Total Bond Fund	789,565,602	51,196,204	40,709,520	7,892,208	(1,249,549)	19,669,830	818,472,567
Fidelity U.S. Low Volatility Equity Fund	102,120,955	81,922	45,933,198	-	2,212,215	(2,907,548)	55,574,346
Fidelity Value Discovery Fund	30,864,615	31,982	3,478,111	-	634,898	(1,326,794)	26,726,590
VIP Investment Grade Bond II Portfolio - Investor Class	789,769,458	46,770,051	40,705,431	331,624	(1,690,867)	27,980,898	822,124,109
VIP Stock Selector All Cap Portfolio Investor Class	1,268,321,115	1,052,892	137,104,570	-	(22,169,349)	125,325,331	1,235,425,419
	4,457,637,384	279,375,365	458,685,325	11,897,815	(13,809,272)	240,307,453	4,504,825,605

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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